Exhibit 99.1

Standard BioTools Reports First Quarter 2025 Financial Results

SOUTH SAN FRANCISCO, Calif., May 06, 2025 -- Standard BioTools Inc. (NASDAQ: LAB) (the “Company” or "Standard BioTools") today announced financial results for the first quarter ended March 31, 2025.

Recent Highlights:

•
First quarter 2025 revenue of $40.8 million
•
45% reduction in operating loss and 29% improvement in adjusted EBITDA year-over-year
•
Operationalized $10 million more in annual run rate cost reductions, totaling $90 million since merger
•
Strong balance sheet with $261 million in cash & cash equivalents and no material debt as of March 31, 2025

“Standard BioTools delivered a solid first quarter in line with our expectations, reflecting focused execution in a challenging Life Sciences macro backdrop,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools. "We remain grounded and disciplined, driving a 29% year-over-year improvement in adjusted EBITDA through Standard BioTools Business System (SBS). We believe our unique model, world class operational platform and healthy capital position will allow us to continue to take advantage of the current environment and deliver shareholder value over time.”

Dr. Egholm added, "On a product level, I am particularly excited by our strategic foothold in proteomics and the momentum building for SomaScan and SOMAmers. The advantages and performance over legacy antibody-based approaches is now well-documented, most recently at the AACR Annual Meeting and through a growing list of publications. As population-based proteomics studies continue to favor our technology, the upcoming launch of our Illumina partnered NGS-based product will only further expand access. Together we expect this momentum to accelerate as we help usher in an exciting new era of proteomic discovery."

Financial Results Table:

	Three Months Ended March 31,
(Unaudited, in millions, except percentages)	2025	2024
Revenue	$40.8	$45.5
Gross margin	48.4%	53.1%
Non-GAAP gross margin	53.2%	56.2%
Operating expenses	$52.7	$84.4
Non-GAAP operating expenses	$38.6	$49.3
Operating loss	$(33.0)	$(60.2)
Net loss	$(26.0)	$(32.2)
Adjusted EBITDA	$(16.9)	$(23.7)
Cash, cash equivalents, restricted cash, and short-term investments	$260.70	$463.6

First Quarter 2025 Financial Results

•
Revenue was $40.8 million in the first quarter of 2025, down 10% year-over-year:
o
Consumables revenue was $14.5 million in the first quarter of 2025, down 16% year-over-year. Consumables revenue declined due to lower volume.
o
Instruments revenue was $7.8 million in the first quarter of 2025, up 24% year-over-year. Instrument revenue was driven by strong growth in our Hyperion XTi spatial proteomics platform.
o
Services revenue, which includes both Lab Services and Field Services, was $17.6 million in the first quarter of 2025, down 16% year over year. Lab Services revenue was down 19% due to a tough comparable to prior-year levels that benefited from elevated backlog as well as project timing.
•
Gross margins in the first quarter of 2025 were 48.4%, versus 53.1% in the first quarter of 2024; and non-GAAP gross margins, which exclude depreciation, amortization, and stock-based compensation, were 53.2% in the first quarter of 2025 versus 56.2% in the first quarter of 2024. Gross margins were impacted by lower volume, price realization and product mix, partially offset by incremental improvements from SBS.
•
Operating expenses in the first quarter of 2025 were $52.7 million, a decrease of $31.7 million, or down 38%, compared to the first quarter of 2024; and non-GAAP operating expenses, which exclude merger-related costs, stock-based compensation, and restructuring charges, were $38.6 million in the first quarter of 2025, a decrease of $10.7 million, or down 22%, compared to the first quarter of 2024. The decrease in operating expenses is a result of the realization of merger cost synergies and continued productivity gains from SBS.
•
Net loss for the first quarter of 2025 was $26.0 million, compared to a net loss of $32.2 million in the first quarter of 2024, representing an improvement of $6.2 million or 19%, while adjusted EBITDA for the first quarter of 2025 was a loss of $16.9 million, versus an adjusted EBITDA loss of $23.7 million in the first quarter of 2024, an improvement of $6.8 million, or 29%.

Full Year 2025 Revenue Outlook

For fiscal year 2025, the Company continues to expect revenue in the range of $165 million to $175 million. This outlook assumes a high single-digit millions decline in our Americas academic revenue due to anticipated NIH funding pressures, no expected effect from U.S. export controls and limited impact from tariffs.

Conference Call Information

Standard BioTools will host a conference call and webcast on May 6th, 2025, at 4:30 p.m. ET to discuss the first quarter 2025 financial results. Live audio of the webcast will be available online along with an archived version of the webcast under the Events & Presentations page of the Company’s website.

Individuals interested in listening to the conference call may do so by dialing:

US domestic callers: (888) 346-3970

Outside US callers: (412) 902-4297

Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and on a non-GAAP basis. The non-GAAP financial measures included in this press release are non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the Company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance, including with respect to future revenue; operational and strategic plans; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits and synergies of prior and potential future acquisitions, including the potential for such transactions to drive long-term profitable growth. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to, risks that the anticipated benefits and synergies of prior and potential future acquisitions and the integration of any such businesses, including the potential for such transactions to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from such transactions; possible integration, restructuring and transition-related disruption resulting from such transactions, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; integration and restructuring activities, including customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; anticipated NIH funding pressures; the expected effect from U.S. export controls and the expected impact from tariffs; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the SEC on March 11, 2025, and in the Company’s other filings with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools Inc. (Nasdaq: LAB), has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop medicines faster and better. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary SomaScan, mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology and immunotherapy. Learn more at standardbio.com or connect with us on X, Facebook®, LinkedIn, and YouTube™.

For Research Use Only. Not for use in diagnostic procedures.

Limited Use Label License and other terms may apply: standardbio.com/legal/salesterms.

Patent and License Information: standardbio.com/legal/notices.
Trademarks: standardbio.com/legal/trademarks. Any other trademarks are the sole property of their respective owners. ©2025 Standard BioTools Inc. (f.k.a. Fluidigm Corporation). All rights reserved.

Investor Contact:
ir@standardbio.com

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue:
Product revenue	$22,232	$23,592
Services revenue	17,607	21,027
Collaboration and other revenue	956	921
Total revenue	40,795	45,540
Cost of revenue:
Cost of product revenue	10,730	12,781
Cost of services revenue	10,302	8,509
Cost of collaboration and other revenue	22	62
Total cost of revenue	21,054	21,352
Gross profit	19,741	24,188
Operating expenses:
Research and development	11,328	15,980
Selling, general and administrative	38,707	46,943
Restructuring and related charges	1,552	4,284
Transaction and integration expenses	1,124	17,163
Total operating expenses	52,711	84,370
Loss from operations	(32,970)	(60,182)
Bargain purchase gain	—	25,213
Interest income	2,916	6,207
Interest expense	(2)	(1,033)
Other income (expense), net	3,872	(2,234)
Loss before income taxes	(26,184)	(32,029)
Income tax benefit (expense)	151	(128)
Net loss	$(26,033)	$(32,157)
Induced conversion of redeemable preferred stock	—	(46,014)
Net loss attributable to common stockholders	$(26,033)	$(78,171)
Net loss per share attributable to common stockholders, basic and diluted	$(0.07)	$(0.27)
Shares used in computing net loss per share attributable to common stockholders, basic and diluted	378,228	294,125

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$150,880	$166,728
Short-term investments	107,182	126,146
Accounts receivable, net	35,480	33,608
Inventory	42,125	40,737
Prepaid expenses and other current assets	8,352	8,661
Total current assets	344,019	375,880
Inventory, non-current	18,281	18,528
Property and equipment, net	43,593	42,556
Operating lease right-of-use asset, net	27,422	28,828
Other non-current assets	6,506	6,301
Acquired intangible assets, net	28,057	28,954
Goodwill	111,719	111,297
Total assets	$579,597	$612,344

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,778	$12,282
Accrued liabilities	21,972	30,739
Operating lease liabilities, current	6,334	6,228
Deferred revenue, current	12,763	13,118
Deferred grant income, current	3,389	3,527
Total current liabilities	56,236	65,894
Convertible notes, non-current	299	299
Deferred tax liability	1,031	1,081
Operating lease liabilities, non-current	24,897	26,469
Deferred revenue, non-current	32,548	32,674
Deferred grant income, non-current	6,501	7,243
Other non-current liabilities	3,490	6,962
Total liabilities	125,002	140,622
Total stockholders’ equity	454,595	471,722
Total liabilities and stockholders’ equity	$579,597	$612,344

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Operating activities
Net loss	$(26,033)	$(32,157)
Bargain purchase gain	—	(25,213)
Stock-based compensation expense	9,009	11,611
Amortization of acquired intangible assets	898	2,106
Depreciation and amortization	3,273	3,088
Accretion of discount on short-term investments, net	(841)	(2,660)
Non-cash lease expense	1,438	1,446
Provision for excess and obsolete inventory	815	655
Change in fair value of warrants	(232)	853
Change in fair value of contingent consideration	(3,400)	—
Other non-cash items	385	293
Changes in assets and liabilities, net	(15,595)	(22,498)
Net cash used in operating activities	(30,283)	(62,476)

Investing activities
Cash and restricted cash acquired in merger	—	280,033
Purchases of short-term investments	(32,321)	(73,177)
Proceeds from sales and maturities of investments	52,000	112,000
Purchases of property and equipment	(5,054)	(781)
Net cash provided by investing activities	14,625	318,075

Financing activities
Repayment of term loan and convertible notes	—	(8,192)
Payment of term loan fee	—	(545)
Repurchase of common stock	—	(11,051)
Payments for taxes related to net share settlement of equity awards and other	(46)	(17)
Proceeds from exercise of stock options	—	72
Net cash used in financing activities	(46)	(19,733)
Effect of foreign exchange rate fluctuations on cash and cash equivalents	357	(21)
Net increase in cash, cash equivalents and restricted cash	(15,347)	235,845
Cash, cash equivalents and restricted cash at beginning of period	168,818	52,499
Cash, cash equivalents and restricted cash at end of period	$153,471	$288,344

Cash, cash equivalents, and restricted cash consists of:
Cash and cash equivalents	$150,880	$287,057
Restricted cash	2,591	1,287
Total cash, cash equivalents and restricted cash	$153,471	$288,344

STANDARD BIOTOOLS INC.

REVENUE

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Product revenue:
Instruments	$7,778	$6,285
Consumables	14,454	17,307
Total product revenue	22,232	23,592
Service revenue:
Lab services	12,106	14,862
Field services	5,501	6,165
Total service revenue	17,607	21,027
Product and service revenue	39,839	44,619
Collaboration and other revenue	956	921
Total revenue	$40,795	$45,540

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended March 31,
	2025	2024
Gross profit	$19,741	$24,188
Amortization of acquired intangible assets	717	1,956
Depreciation and amortization	736	1,024
Stock-based compensation expense	495	239
Loss on disposal of property and equipment	32	—
Cost of sales adjustment	—	(1,812)
Non-GAAP gross profit	$21,721	$25,595

Gross margin percentage	48.4%	53.1%
Amortization of acquired intangible assets	1.8%	4.3%
Depreciation and amortization	1.7%	2.3%
Stock-based compensation expense	1.2%	0.5%
Loss on disposal of property and equipment	0.1%	0.0%
Cost of sales adjustment	0.0%	(4.0)%
Non-GAAP gross margin percentage	53.2%	56.2%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended March 31,
	2025	2024
Operating expenses	$52,711	$84,370
Restructuring and related charges	(1,552)	(4,284)
Transaction and integration expenses	(1,124)	(17,163)
Stock-based compensation expense	(8,514)	(11,372)
Amortization of acquired intangible assets	(181)	(150)
Depreciation and amortization	(2,537)	(2,064)
Loss on disposal of property and equipment	(154)	(14)
Non-GAAP operating expenses	$38,649	$49,323

R&D operating expenses	$11,328	$15,980
Stock-based compensation expense	(740)	(1,328)
Depreciation and amortization	(590)	(871)
Loss on disposal of property and equipment	(112)	—
Non-GAAP R&D operating expenses	$9,886	$13,781

SG&A operating expenses	$38,707	$46,943
Stock-based compensation expense	(7,774)	(10,044)
Amortization of acquired intangible assets	(181)	(150)
Depreciation and amortization	(1,947)	(1,193)
Loss on disposal of property and equipment	(42)	(14)
Non-GAAP SG&A operating expenses	$28,763	$35,542

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

	Three Months Ended March 31,
	2025	2024
Net loss	$(26,033)	$(32,157)
Income tax (benefit) expense	(151)	128
Interest income	(2,916)	(6,207)
Interest expense	2	1,033
Amortization of acquired intangible assets	898	2,106
Depreciation and amortization	3,273	3,088
Bargain purchase gain	—	(25,213)
Restructuring and related charges	1,552	4,284
Transaction and integration expenses	1,124	17,163
Stock-based compensation expense	9,009	11,611
Cost of sales adjustment	—	(1,812)
Loss on disposal of property and equipment	185	14
Other non-operating (income) expense	(3,871)	2,234
Adjusted EBITDA	$(16,928)	$(23,728)